Fees Summary	May 08, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	752.71
Total Transaction Valuation	5,450,492.00
Total Offset Amount	0.00
Net Fee	$ 752.71